Exhibit 10.6

AMENDMENT

TO THE

EQUIPMENT FINANCE AND SECURITY AGREEMENT

DATED

02/05/2021

WHEREAS:

(A)	Foundry Digital LLC (“Foundry”) and Cosmos Infrastructure LLC (“Cosmos”) entered into the Equipment Finance and Security Agreement, dated January 27, 2021 (“Agreement”);

(B)	Pursuant to the Agreement, Cosmos agreed to finance certain mining equipment (“Equipment”) from Foundry; and

(C)	Cosmos, as Borrower, seeks to amend the Payment Schedule of the Agreement in its entirety by executing an amendment to the Agreement.

NOW THEREFORE, the parties agree to amend the Agreement (“Amendment”) as follows:

(1)	Amendment of Payment Structure- The Payment Structure as specified on the Disclosure Statement of the Agreement shall be deleted in its entirety and replaced with the following:

“The Loan shall be repaid by way of blended payments of interest, principal, and other applicable fees (“Blended Payments”) to be paid in accordance with the payment schedule attached as Schedule “A” (the “Payment Schedule”) with the final payment due on January 27, 2022.

Notwithstanding the foregoing, an Administration Fee shall be paid by Borrower to Lender concurrently with the advance of any portion of the Loan disbursed under this Agreement.”

(2)	Schedule A Replacement- Schedule A of the Agreement shall be deleted in its entirety and replaced with the attached Schedule A.

(3)	No Other Modification. Except as specifically modified hereby, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

COSMOS INFRASTRUCTURE LLC

Per:	/s/ James Manning
Name:	James Manning
Title:	CEO

FOUNDRY DIGITAL LLC

Per:	/s/ Mike Colyer
Name:	Mike Colyer
Title:	CEO